Quarterly Holdings Report
for
Fidelity® Electric Vehicles and Future Transportation ETF
September 30, 2023
EVF-NPRT1-1123
1.9903837.101
Common Stocks - 100.0%
	Shares	Value ($)
CONSUMER DISCRETIONARY - 43.0%
Automobile Components - 17.5%
Adient PLC (a)	22,777	835,916
Aptiv PLC (a)	17,137	1,689,537
Forvia (a)	41,110	853,529
Gentex Corp.	34,891	1,135,353
Lear Corp.	8,133	1,091,449
Luminar Technologies, Inc. (a)	109,871	499,913
Mobileye Global, Inc.	19,809	823,064
Valeo SA	48,598	840,230
Visteon Corp. (a)	6,573	907,534
		8,676,525
Automobiles - 22.0%
BYD Co. Ltd. (H Shares)	55,500	1,714,920
Li Auto, Inc. Class A (a)	80,100	1,414,459
Lucid Group, Inc. Class A (a)	157,262	879,095
NIO, Inc. sponsored ADR (a)	133,847	1,209,977
Rivian Automotive, Inc. (a)	58,984	1,432,132
Tesla, Inc. (a)	9,456	2,366,076
XPeng, Inc. Class A (a)	134,700	1,203,070
Yadea Group Holdings Ltd. (b)	390,000	724,043
		10,943,772
Household Durables - 2.9%
Garmin Ltd.	13,795	1,451,234
Specialty Retail - 0.6%
EVgo, Inc. Class A (a)	95,102	321,445
TOTAL CONSUMER DISCRETIONARY		21,392,976
INDUSTRIALS - 14.4%
Electrical Equipment - 10.7%
Ballard Power Systems, Inc. (a)	138,531	512,319
Bloom Energy Corp. Class A (a)	53,517	709,635
ChargePoint Holdings, Inc. Class A (a)	98,905	491,558
Doosan Fuel Cell Co. Ltd. (a)	27,958	417,485
LG Energy Solution (a)	3,593	1,268,760
Plug Power, Inc. (a)	112,255	853,138
Sensata Technologies, Inc. PLC	27,512	1,040,504
		5,293,399
Ground Transportation - 1.6%
Lyft, Inc. (a)	77,383	815,617
Machinery - 2.1%
Blue Bird Corp. (a)	19,154	408,938
Nikola Corp. (a)	402,763	632,338
		1,041,276
TOTAL INDUSTRIALS		7,150,292
INFORMATION TECHNOLOGY - 33.2%
Electronic Equipment, Instruments & Components - 2.8%
Samsung SDI Co. Ltd.	3,695	1,401,986
Semiconductors & Semiconductor Equipment - 30.4%
Allegro MicroSystems LLC (a)	17,566	561,058
Ambarella, Inc. (a)	10,834	574,527
Analog Devices, Inc.	12,363	2,164,638
Diodes, Inc. (a)	9,478	747,246
indie Semiconductor, Inc. (a)	61,940	390,222
Infineon Technologies AG	49,809	1,653,515
Lattice Semiconductor Corp. (a)	12,347	1,060,978
Lx Semicon Co. Ltd.	6,707	412,043
NVIDIA Corp.	2,078	903,909
NXP Semiconductors NV	9,104	1,820,072
ON Semiconductor Corp. (a)	17,590	1,634,991
SiTime Corp. (a)	4,881	557,654
Skyworks Solutions, Inc.	11,891	1,172,334
STMicroelectronics NV (Italy)	32,865	1,426,107
		15,079,294
TOTAL INFORMATION TECHNOLOGY		16,481,280
MATERIALS - 9.4%
Chemicals - 7.7%
Albemarle Corp.	8,300	1,411,332
Ganfeng Lithium Group Co. Ltd. (H Shares) (b)	143,680	589,811
Livent Corp. (a)	41,542	764,788
SK IE Technology Co. Ltd. (a)(b)	10,556	578,882
Tianqi Lithium Corp. (H Shares)	85,400	478,149
		3,822,962
Metals & Mining - 1.7%
Allkem Ltd. (a)	111,055	842,897
TOTAL MATERIALS		4,665,859
TOTAL COMMON STOCKS (Cost $57,051,621)		49,690,407

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $57,051,621)	49,690,407
NET OTHER ASSETS (LIABILITIES) - 0.0%	8,511
NET ASSETS - 100.0%	49,698,918

Legend

(a)	Non-income producing
(b)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,892,736 or 3.8% of net assets.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 5.39%	-	188,615	188,615	28	-	-	-	0.0%
Total	-	188,615	188,615	28	-	-	-

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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